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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                 CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND
                                PRIME PORTFOLIO

The following information supplements certain information in the portfolio's Prospectuses and Statement of Additional Information.

In addition to investing in high-quality money-market instruments such as government securities, bank and corporate debt obligations and repurchase agreements, which are taxable, the portfolio may invest in municipal securities exempt from federal income tax. Municipal securities include short-term debt obligations issued by state and local governmental entities to obtain funds for various public purposes. The portfolio may invest in municipal securities when, in the adviser's judgment, it is appropriate to do so in order to achieve the portfolio's goal of high current income consistent with liquidity and stability of principal.

Dated: November 21, 2002                                                 16-1102
                                                                             for
                                                                           CSPPA
                                                                           CSPPB
                                                                           CSPPC
                                                                        2002-022